EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of Getty Realty Corp., a Maryland corporation (the “Registrant”), hereby constitute and appoint Christopher J. Constant, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agent and attorney-in-fact to sign for the undersigned and in their respective names as officers and as directors of the Registrant, a registration statement on Form S-8 (or other appropriate form) (the “Registration Statement”) relating to the proposed issuance of Common Stock, par value $0.01, of the Registrant and other securities pursuant to the Registrant’s Second Amended and Restated 2004 Omnibus Incentive Compensation Plan (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

/s/ Christopher J. Constant	President, Chief Executive Officer and Director	February 15, 2018
Christopher J. Constant	(Principal Executive Officer)

/s/ Danion Fielding	Vice President, Chief Financial Officer and Treasurer	February 15, 2018
Danion Fielding	(Principal Financial Officer)

/s/ Eugene Shnayderman	Chief Accounting Officer and Controller	February 15, 2018
Eugene Shnayderman	(Principal Accounting Officer)

/s/ Leo Liebowitz	Chairman	February 15, 2018
Leo Liebowitz

/s/ Howard B. Safenowitz	Director	February 15, 2018
Howard B. Safenowitz

/s/ Milton Cooper	Director	February 15, 2018
Milton Cooper

/s/ Phillip E. Coviello	Director	February 15, 2018
Phillip E. Coviello

/s/ Richard E. Montag	Director	February 15, 2018
Richard E. Montag